UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  June 15, 2009

(Date of Earliest Event Reported:  June 15, 2009)

__________________________

RADNET, Inc.
(Exact name of registrant as specified in its Charter)

Delaware	0-19019	13-3326724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1510 Cotner Avenue
Los Angeles, California  90025
(Address of Principal Executive Offices) (Zip Code)

(310) 478-7808
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  8.01.  Other Events

On June 15, 2009, we issued a press release announcing the closing of our acquisition of nine Imaging Centers in New Jersey and the transfer of one of the centers to an unrelated third party.  The information contained in the press release is attached hereto as Exhibit 99.1.

Item  9.01.  Financial Statements and Exhibits

(c) Exhibits

Exhibit Number                                                                Description of Exhibit

99.1	Press Release dated June 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2009	RADNET, INC.
By: /s/ Howard G. Berger, M.D. Howard G. Berger, M.D. President

EXHIBIT INDEX

99.1                      Press Release